Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of FOLKUP DEVELOPMENT INC.  (the “Company”) on Form 10-Q for the quarter ended February 28, 2018, as filed with the Securities and Exchange Commission I, Milena Topolac Tomovic, Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly  Report on Form 10-Q of FOLKUP DEVELOPMENT INC. for the quarter ended February 28, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of  FOLKUP DEVELOPMENT INC.

April 18, 2018

 By:            /s/    Milena Topolac Tomovic

 Name:               Milena Topolac Tomovic

 Title:                 President, Treasurer and Secretary

                        (Principal Executive, Financial and Accounting Officer)